                                                          Exhibit 23.3

                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------


The Board of Directors
Pearle, Inc.:


We consent to the use of our report incorporated by reference and to the reference to our firm under the heading "Experts" in the prospectus. Our report refers to a change in accounting for income taxes in 1994.


                                          /s/ KPMG Peat Marwick LLP

Dallas, Texas
June 16, 1997